Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Litigation
In the ordinary course of business, the Company is, and in the future, could be involved in various pending or threatened legal actions, some of which may or may not be covered by insurance. Management has reviewed such pending judicial and legal proceedings, the reasonably anticipated costs and expenses in connection with such proceedings, and the availability and limits of insurance coverage, and has established reserves that are believed to be appropriate in light of those outcomes that are believed to be probable and can be estimated. The reserves accrued at December 31, 2018 and 2017 are immaterial. In the opinion of management, the Company’s ultimate liability, if any, with respect to these actions is not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Asbestos litigation
One of our subsidiaries has been named as one of many defendants in a number of product liability claims for alleged exposure to asbestos. These lawsuits are typically filed on behalf of plaintiffs who allege exposure to asbestos, against numerous defendants, often forty or more, who are alleged to have manufactured or distributed products containing asbestos. The injuries alleged by plaintiffs in these cases range from mesothelioma and other cancers to asbestosis. The earliest claims against our subsidiary were filed in New Jersey in 1998, and our subsidiary currently has active cases in Missouri, New Jersey, New York, and Illinois. These complaints do not typically include requests for a specific amount of damages. Our subsidiary acquired the trademark for the product line in question in 1985. To date, the claims against our subsidiary alleging illnesses due to asbestos have been based on products manufactured by the previous owner prior to 1985 that are alleged to have contained asbestos. Our subsidiary did not utilize asbestos in the production of these products after its purchase of the trademark, as by that date the hazards of asbestos exposure were well known and asbestos had begun to fall into disuse. Our subsidiary has been successful in obtaining dismissals in most lawsuits without any cash contribution. This is because the “successor liability” law in most states does not hold a purchaser in good faith liable for the actions of the seller prior to the acquisition date unless the purchaser contractually assumed the liabilities, which our subsidiary did not. There are exceptions to the successor liability doctrine in many states, so there are no assurances that our subsidiary will not be found liable for the actions of its predecessor. The law in other states on so called “successor liability” may be different or ambiguous in this regard, and could also expose our subsidiary to liability. Our subsidiary could also be found liable should a trier of fact determine that it did use asbestos in its products, notwithstanding our position to the contrary. To date, asbestos claims have not had a material adverse effect on our business, financial condition, results of operations, or cash flow, as our annual out-of-pocket costs over the last five years has been less than $200,000. There were fewer than 25 new cases filed against our subsidiary in each of last two years, and a significant number of existing cases were dismissed, settled or otherwise disposed of over the last year. We currently have fewer than 150 lawsuits pending against this subsidiary. Our subsidiary has over $17 million in face amount of insurance per occurrence and over $23 million of aggregate primary insurance coverage. In addition, our subsidiary has over $950 million in face amount of excess coverage applicable to the claims. There can be no guarantee that all of this can be collected due to policy terms and conditions and insurer insolvencies in the past or in the future. In January 2011, we entered into an agreement with seven of our primary insurers under which they have agreed to pay 80% of the costs of handling and settling each asbestos claim against the affected subsidiary. The insurers’ portion of the settlements is funded by our aggregate primary limits, which are eroded only by settlements and not legal fees. Approximately $2.0 million in settlements has been paid by insurers to date, with approximately $40,000 paid over the course of the last two years. Our subsidiary and the subscribing insurers have the right to withdraw from this agreement, but to date, no party has exercised this right or expressed an intent to do so.
Portland Harbor Superfund litigation
In May 2009, one of the Company’s subsidiaries (which is presently a dormant company with nominal assets except for rights under insurance policies) was named along with many defendants in a suit filed by the Port of Portland, Oregon seeking reimbursement of costs related to a five-year study of contaminated sediments at the port. In March 2010, the subsidiary also received a notice letter from the Environmental Protection Agency indicating that it had been identified as a potentially responsible party with respect to environmental contamination in the “study area” for the Portland Harbor Superfund Site. Under a 1997 indemnity agreement, the subsidiary is indemnified by a third party with respect to losses relating to environmental contamination. As required under the indemnity agreement, the subsidiary provided notice of these claims, and the indemnitor has assumed responsibility and is providing a defense of the claims. Although the Company believes that it is unlikely that the subsidiary contributed to the contamination at the Portland Harbor Superfund Site, the potential liability of the subsidiary and the ability of the indemnitor to fulfill its indemnity obligations cannot be quantified at this time.
Operating leases
The Company has operating leases for warehouse, office space, manufacturing facilities and equipment. The leases generally require the Company to pay certain expenses including taxes, insurance, maintenance, and utilities. The minimum future lease commitments under noncancelable leases in effect at December 31, 2018 are as follows:

2019	$17,536
2020	14,826
2021	12,800
2022	11,202
2023	5,701
Thereafter	15,069
$77,134

Total rent expense was $18.3 million, $19.3 million and $18.6 million under operating leases for the years ended December 31, 2018, 2017 and 2016, respectively.
Letters of credit and guarantees
The Company executes letters of credit in the normal course of business to secure the delivery of product from specific vendors and also to guarantee the Company fulfilling certain performance obligations relating to certain large contracts. At December 31, 2018, the Company had $13.6 million in letters of credit outstanding.